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                                                                   EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholders
NVIDIA Corporation:

  We consent to the use of our form of report included herein and to the reference of our firm under the headings "Selected Financial Data" and "Experts" in the prospectus.

                                          KPMG Peat Marwick LLP

Mountain View, California
March 6, 1998